SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 31, 1995



FIRSTAR CORPORATION
(Exact name of registrant as specified in its charter)



Wisconsin                   1-2981           39-0711710
(State or other            (Commission       (IRS Employer
jurisdiction of            File Number)      Identification No.)
incorporation)



777 East Wisconsin Avenue,  Milwaukee, Wisconsin        53202
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (414)765-4985

FORM 8-K

FIRSTAR CORPORATION

Item 2.  Acquisition or Disposition of Assets

On January 31, 1995, Firstar Corporation completed the merger with First Colonial Bankshares Corporation in a transaction accounted for as a pooling of interests. Firstar Corporation issued .7725 shares of Firstar Common Stock for each share of First Colonial Bankshares Corporation Class A and Class B Common Stock. The total number of shares of Firstar Common Stock issued will approximate 7,700,766 shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (a)  Financial Statements of First Colonial Bankshares Corporation

   The following financial statements of First Colonial Bankshares Corporation are incorporated by reference to Item 8 Financial
   Statements and Supplementary Data of the Form 10-K of First Colonial Bankshares Corporation for the year ended December 31, 1993
   (Commission file number 0-13404).

   - Consolidated Balance Sheets as of December 31, 1993 and 1992
   - Consolidated Statements of Income for the Years Ended
     December 31, 1993, 1992 and 1991
   - Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 1993, 1992 and 1991
   - Consolidated Statements of Cash Flows for the Years Ended
     December 31, 1993, 1992 and 1991
   - Notes to the Consolidated Financial Statements
   - Independent Auditors' Report

   The following financial statements of First Colonial Bankshares Corporation are incorporated by reference to Part I of the Form 10-Q of First Colonial Bankshares Corporation for the quarter ended September 30, 1994 (Commission file number 0-13404).

   - Consolidated Balance Sheets as of September 30, 1994 and 1993
   - Consolidated Statements of Income for the Nine Months ended
     September 30, 1994 and 1993
   - Consolidated Statement of Cash Flows for the Nine Months Ended September 30, 1994 and 1993






   (b)  Pro Forma Financial Information

   The following pro forma financial statements are incorporated by reference to Item 5 of Registration No. 33-56545 of Firstar
   Corporation.

   - Pro Form Combining Capitalization as of September 30, 1994
   - Pro Forma Combining Balance Sheet as of September 30, 1994
   - Pro Forma Combining Statement of Income for the Nine Months Ended September 30, 1994
   - Pro Forma Combining Statements of Income for the Years Ended December 31, 1993, 1992 and 1991
   - Notes to the Pro Forma Combining Financial Statements

   (c)  Exhibits

     Agreement and Plan of Reorganization Among Firstar Corporation, Firstar Corporation of Illinois and First Colonial Bankshares Corporation dated July 31, 1994 (incorporated by reference to
     Exhibit 2 of the Form 10-Q of Firstar Corporation for the quarter ended September 30, 1994).


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRSTAR CORPORATION





Dated:  February 6, 1995            /s/ William H. Risch
                                    -------------------------
                                    William H. Risch
                                    Senior Vice President-
                                     Finance & Treasurer
                                     (Chief Financial Officer)